EXHIBIT 99.2
Consolidated Statements of Income (Unaudited) For the 3 months ending September 30, 2005 and 2004

	3rd Quarter

(in thousands, except per share data)	2005	2004	Change

Operating Revenues
Oil and gas operations	$126,260	$104,181	$22,079
Natural gas distribution	64,421	62,162	2,259

Total operating revenues	190,681	166,343	24,338

Operating Expenses
Cost of gas	27,386	26,545	841
Operations & maintenance	67,818	60,780	7,038
DD&A	34,215	30,849	3,366
Taxes, other than income taxes	19,523	15,343	4,180
Accretion expense	668	613	55

Total operating expenses	149,610	134,130	15,480

Operating Income	41,071	32,213	8,858

Other Income (Expense)
Interest expense	(11,600)	(10,515)	(1,085)
Other income	822	702	120
Other expense	(104)	(225)	121

Total other expense	(10,882)	(10,038)	(844)

Income Before Income Taxes	30,189	22,175	8,014
Income tax expense	11,116	8,498	2,618

Income from Continuing Operations	19,073	13,677	5,396

Discontinued Operations, Net of Taxes
Income from discontinued operations	3	55	(52)
Gain on disposal	10	8	2

Income from Discontinued Operations	13	63	(50)

Net Income	$19,086	$13,740	$5,346

Diluted Earnings Per Share
Continuing operations	$0.26	$0.19	$0.07
Discontinued operations	-	-	-

Net Income	$0.26	$0.19	$0.07

Basic Earnings Per Share
Continuing operations	$0.26	$0.19	$0.07
Discontinued operations	-	-	-

Net Income	$0.26	$0.19	$0.07

Diluted Avg. Common Shares Outstanding	73,878	73,401	477

Basic Avg. Common Shares Outstanding	73,024	72,537	487

Dividends Per Share	$0.10	$0.09625	$0.00375

Consolidated Statements of Income (Unaudited) For the 9 months ending September 30, 2005 and 2004

	Year-to-date

(in thousands, except per share data)	2005	2004	Change

Operating Revenues
Oil and gas operations	$363,567	$295,538	$68,029
Natural gas distribution	429,746	410,108	19,638

Total operating revenues	793,313	705,646	87,667

Operating Expenses
Cost of gas	214,665	205,574	9,091
Operations & maintenance	195,127	170,126	25,001
DD&A	98,741	88,418	10,323
Taxes, other than income taxes	65,867	55,647	10,220
Accretion expense	1,965	1,635	330

Total operating expenses	576,365	521,400	54,965

Operating Income	216,948	184,246	32,702

Other Income (Expense)
Interest expense	(34,794)	(31,527)	(3,267)
Other income	1,694	2,197	(503)
Other expense	(638)	(1,920)	1,282

Total other expense	(33,738)	(31,250)	(2,488)

Income Before Income Taxes	183,210	152,996	30,214
Income tax expense	67,619	56,943	10,676

Income from Continuing Operations	115,591	96,053	19,538

Discontinued Operations, Net of Taxes
Income (loss) from discontinued operations	(2)	147	(149)
Gain (loss) on disposal	120	(5)	125

Income from Discontinued Operations	118	142	(24)

Net Income	$115,709	$96,195	$19,514

Diluted Earnings Per Share
Continuing operations	$1.57	$1.31	$0.26
Discontinued operations	-	-	-

Net Income	$1.57	$1.31	$0.26

Basic Earnings Per Share
Continuing operations	$1.58	$1.33	$0.25
Discontinued operations	.01	-	0.01

Net Income	$1.59	$1.33	$0.26

Diluted Avg. Common Shares Outstanding	73,725	73,258	467

Basic Avg. Common Shares Outstanding	72,998	72,449	549

Dividends Per Share	$0.30	$0.28125	$0.01875

Consolidated Statements of Income (Unaudited) For the 12 months ending September 30, 2005 and 2004

	Trailing 12 Months

(in thousands, except per share data)	2005	2004	Change

Operating Revenues
Oil and gas operations	$478,146	$382,241	$95,905
Natural gas distribution	546,378	525,673	20,705

Total operating revenues	1,024,524	907,914	116,610

Operating Expenses
Cost of gas	268,980	260,352	8,628
Operations & maintenance	259,151	229,307	29,844
DD&A	131,100	117,754	13,346
Taxes, other than income taxes	85,153	71,357	13,796
Accretion expense	2,595	2,106	489

Total operating expenses	746,979	680,876	66,103

Operating Income	277,545	227,038	50,507

Other Income (Expense)
Interest expense	(46,010)	(42,080)	(3,930)
Other income	2,408	3,533	(1,125)
Other expense	(899)	(3,679)	2,780

Total other expense	(44,501)	(42,226)	(2,275)

Income Before Income Taxes	233,044	184,812	48,232
Income tax expense	86,201	67,752	18,449

Income from Continuing Operations	146,843	117,060	29,783

Discontinued Operations, Net of Taxes
Income from discontinued operations	14	172	(158)
Gain (loss) on disposal	120	(207)	327

Income (Loss) from Discontinued Operations	134	(35)	169

Net Income	$146,977	$117,025	$29,952

Diluted Earnings Per Share
Continuing operations	$2.00	$1.60	$0.4
Discontinued operations	-	-	-

Net Income	$2.00	$1.60	$0.4

Basic Earnings Per Share
Continuing operations	$2.01	$1.62	$0.39
Discontinued operations	0.01	-	0.01

Net Income	$2.02	$1.62	$0.4

Diluted Avg. Common Shares Outstanding	73,596	73,079	517

Basic Avg. Common Shares Outstanding	72,927	72,337	590

Dividends Per Share	$0.3963	$0.3738	$0.0225

Selected Business Segment Data (Unaudited) For the 3 months ending September 30, 2005 and 2004

	3rd Quarter

(in thousands, except sales price data)	2005	2004	Change

Oil and Gas Operations
Operating revenues
Natural gas	$85,087	$69,745	$15,342
Oil	28,879	24,553	4,326
Natural gas liquids	10,721	9,065	1,656
Other	1,573	818	755

Total	$126,260	$104,181	$22,079

Production volumes from continuing operations
Natural gas (MMcf)	16,013	14,632	1,381
Oil (MBbl)	813	854	(41)
Natural gas liquids (Mgal)	18,109	18,158	(49)

Production volumes from continuing ops. (MMcfe)	23,480	22,349	1,131
Total sales volume (MMcfe)	23,478	22,374	1,104

Average sales price from continuing ops.
Natural gas (Mcf)	$5.31	$4.77	$0.54
Oil (barrel)	$35.51	$28.76	$6.75
Natural gas liquids (gallon)	$0.59	$0.50	$0.09

Other data
Lease operating expense (LOE)
LOE and other	$27,396	$22,068	$5,328
Production taxes	13,477	9,565	3,912

Total	$40,873	$31,633	$9,240

DD&A	$23,547	$20,864	$2,683
Capital expenditures	$44,209	$288,585	$(244,376)
Exploration expense	$74	$1,807	$(1,733)
Operating income	$52,368	$42,584	$9,784

Natural Gas Distribution
Operating revenues
Residential	$33,795	$33,860	$(65)
Commercial and industrial - small	21,732	18,516	3,216
Transportation	9,378	8,838	540
Other	(484)	948	(1,432)

Total	$64,421	$62,162	$2,259

Gas delivery volumes (MMcf)
Residential	1,810	1,874	(64)
Commercial	1,791	1,570	221
Transportation	11,951	12,790	(839)

Total	15,552	16,234	(682)

Other data
Depreciation and amortization	$10,668	$9,985	$683
Capital expenditures	$17,863	$11,869	$5,994
Operating income	$(11,025)	$(10,130)	$(895)

Selected Business Segment Data (Unaudited) For the 9 months ending September 30, 2005 and 2004

	Year-to-date

(in thousands, except sales price data)	2005	2004	Change

Oil and Gas Operations
Operating revenues
Natural gas	$247,087	$200,363	$46,724
Oil	83,683	70,262	13,421
Natural gas liquids	28,519	22,220	6,299
Other	4,278	2,693	1,585

Total	$363,567	$295,538	$68,029

Production volume from continuing operations
Natural gas (MMcf)	45,871	42,063	3,808
Oil (MBbl)	2,480	2,558	(78)
Natural gas liquids (Mgal)	52,486	50,323	2,163

Production volumes from continuing ops. (MMcfe)	68,247	64,599	3,648
Total sales volume (MMcfe)	68,303	64,684	3,619

Average sales price from continuing ops.
Natural gas (Mcf)	$5.39	$4.76	$0.63
Oil (barrel)	$33.75	$27.47	$6.28
Natural gas liquids (gallon)	$0.54	$0.44	$0.10

Other data
Lease operating expense (LOE)
LOE and other	$75,511	$58,298	$17,213
Production taxes	35,550	26,255	9,295

Total	$111,061	$84,553	$26,508

DD&A	$67,017	$58,965	$8,052
Capital expenditures	$132,718	$359,993	$(227,275)
Exploration expense	$568	$1,907	$(1,339)
Operating income	$156,713	$128,321	$28,392

Natural Gas Distribution
Operating revenues
Residential	$276,728	$267,164	$9,564
Commercial and industrial - small	116,612	107,692	8,920
Transportation	32,652	29,316	3,336
Other	3,754	5,936	(2,182)

Total	$429,746	$410,108	$19,638

Gas delivery volumes (MMcf)
Residential	18,992	20,743	(1,751)
Commercial	9,497	9,845	(348)
Transportation	37,634	40,571	(2,937)

Total	66,123	71,159	(5,036)

Other data
Depreciation and amortization	$31,724	$29,453	$2,271
Capital expenditures	$53,562	$42,090	$11,472
Operating income	$61,009	$56,459	$4,550

Selected Business Segment Data (Unaudited) For the 12 months ending September 30, 2005 and 2004

	Trailing 12 Months

(in thousands, except sales price data)	2005	2004	Change

Oil and Gas Operations
Operating revenues
Natural gas	$323,206	$257,731	$65,475
Oil	111,830	92,339	19,491
Natural gas liquids	37,201	29,214	7,987
Other	5,909	2,957	2,952

Total	$478,146	$382,241	$95,905

Production volumes from continuing operations
Natural gas (MMcf)	60,972	55,998	4,974
Oil (MBbl)	3,356	3,430	(74)
Natural gas liquids (Mgal)	70,371	67,445	2,926

Production volumes from continuing ops. (MMcfe)	91,161	86,212	4,949
Total sales volume (MMcfe)	91,225	86,328	4,897

Average sales price from continuing ops.
Natural gas (Mcf)	$5.30	$4.60	$0.70
Oil (barrel)	$33.32	$26.92	$6.40
Natural gas liquids (gallon)	$0.53	$0.43	$0.10

Other data
Lease operating expense (LOE)
LOE and other	$96,404	$78,177	$18,227
Production taxes	46,580	33,256	13,324

Total	$142,984	$111,433	$31,551

DD&A	$88,948	$78,662	$10,286
Capital expenditures	$423,655	$346,699	$76,956
Exploration expense	$761	$1,980	$(1,219)
Operating income	$208,771	$160,231	$48,540

Natural Gas Distribution
Operating revenues
Residential	$349,793	$341,720	$8,073
Commercial and industrial - small	147,606	136,775	10,831
Transportation	43,557	39,503	4,054
Other	5,422	7,675	(2,253)

Total	$546,378	$525,673	$20,705

Gas delivery volumes (MMcf)
Residential	23,632	26,141	(2,509)
Commercial	11,975	12,411	(436)
Transportation	51,447	54,567	(3,120)

Total	87,054	93,119	(6,065)

Other data
Depreciation and amortization	$42,152	$39,092	$3,060
Capital expenditures	$69,680	$57,835	$11,845
Operating income	$70,749	$68,694	$2,055